                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ___________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                             KEY ENERGY GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)



                  STATE OF MARYLAND                                         04-2645081
   (State or Other Jurisdiction of Incorporation or            (I.R.S. Employer Identification No.)
                    Organization)


                   TWO TOWER CENTER                                           08816
              EAST BRUNSWICK, NEW JERSEY                                    (Zip Code)
      (Address and Principal Executive Offices)

        If this Form relates to the registration of        If this Form relates to the registration of
        a class of debt securities and is effective        a class of debt securities and is to become
        upon filing pursuant to General Instruction        effective simultaneously with the
        A.(c)(1), please check the following box.          effectiveness of a concurrent registration
        [ ]                                                statement under the Securities Act of 1933
                                                           pursuant to General Instruction A.(c)(2),
                                                           please check the following box.  [x]


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                 Title of Each Class                                Name of Each Exchange on Which
                 to be so Registered                                Each Class is to be Registered
              ------------------------                           -----------------------------------
                         None
     ----------------------------------------------        ----------------------------------------------

     ----------------------------------------------        ----------------------------------------------

     ----------------------------------------------        ----------------------------------------------




SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                   5% Convertible Subordinated Notes due 2004
-------------------------------------------------------------------------------

                                (Title of Class)

-------------------------------------------------------------------------------

                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the 5% Convertible Subordinated Notes due 2004 (the "Notes"), of Key Energy Group, Inc. (the "Company") to be registered hereunder is set forth under the caption "Description of Notes" in the Prospectus included within the Registration Statement of the Company on Form S-3 (Registration No. 333-44677) which description is incorporated herein by reference.

ITEM 2.  EXHIBITS.

         The following is a list of all the exhibits required to be filed as part of this registration statement:

 Exhibit No.                                        Exhibit
-------------                                    -------------

     3.1(a)      The Company's Amended and Restated Articles of Incorporation (incorporated by reference to
                 Exhibit 3.1 of the Company's registration statement on Form S-4 (Registration No. 333-369)).

     3.1(b)      Articles of Amendment to the Company's Amended and Restated Articles of Incorporation.
     3.2         The Company's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 of the
                 Company's registration statement on Form S-4 (Registration No. 333-369)).

     4.2         Indenture dated as of September 25, 1997, among Key Energy Group, Inc., and American Stock
                 Transfer & Trust Company, as Trustee, relating to the Company's $216,000,000 5% Convertible
                 Subordinated Notes due 2004 (incorporated by reference to Exhibit 4.2 of the Company's
                 Registration Statement on Form S-3 (Reg. No. 333-43115)).



                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        KEY ENERGY GROUP, INC.




Date: January 22, 1998                  By:  /s/ Francis D. John
                                           -------------------------------------
                                                 Francis D. John
                                                 President and Chief
                                                 Executive Officer

                                 EXHIBIT INDEX


 Exhibit No.                                        Exhibit
-------------                                    -------------

     3.1(a)      The Company's Amended and Restated Articles of Incorporation (incorporated by reference to
                 Exhibit 3.1 of the Company's registration statement on Form S-4 (Registration No. 333-369)).

     3.1(b)      Articles of Amendment to the Company's Amended and Restated Articles of Incorporation.
     3.2         The Company's Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 of the
                 Company's registration statement on Form S-4 (Registration No. 333-369)).

     4.2         Indenture dated as of September 25, 1997, among Key Energy Group, Inc., and American Stock
                 Transfer & Trust Company, as Trustee, relating to the Company's $216,000,000 5% Convertible
                 Subordinated Notes due 2004 (incorporated by reference to Exhibit 4.2 of the Company's
                 Registration Statement on Form S-3 (Reg. No. 333-43115)).

